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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026
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Analog Devices, Inc.
(Exact name of Registrant as Specified in its Charter)
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Massachusetts	1-7819	04-2348234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Analog Way,	Wilmington,	MA	01887
(Address of Principal Executive Offices)			(Zip Code)
Registrant's telephone number, including area code: (781) 935-5565

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.16 2/3 par value per share	ADI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, on March 11, 2026, Analog Devices, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, the Company’s shareholders approved the Amended and Restated Analog Devices, Inc. 2020 Equity Incentive Plan (the “Plan”). The Plan was adopted by the Company’s Board of Directors on December 10, 2025, subject to and effective upon the approval of the Company’s shareholders.

The description of the Plan contained on pages 79-89 of the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on January 23, 2026, is incorporated herein by reference. A complete copy of the Plan is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the 2026 Annual Meeting, the proposals listed below were submitted to a vote of the Company’s shareholders. The proposals are described in the Proxy Statement.

Proposal 1 – The election of ten nominees to the Company’s Board of Directors each for a term expiring at the next annual meeting of shareholders.

The ten nominees named in the Proxy Statement were elected to serve as directors until the Company’s next annual meeting of shareholders. Information as to the vote on each director standing for election is provided below:

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Vincent Roche	393,055,889	19,555,350	293,596	30,319,338
Stephen M. Jennings	404,676,301	7,913,625	314,909	30,319,338
André Andonian	400,043,026	12,500,714	361,095	30,319,338
Edward H. Frank	406,352,059	6,247,910	304,866	30,319,338
Karen M. Golz	407,675,981	4,924,151	304,703	30,319,338
Peter B. Henry	410,776,170	1,819,840	308,825	30,319,338
Mercedes Johnson	410,765,533	1,833,046	306,256	30,319,338
Yoky Matsuoka	412,134,479	462,633	307,723	30,319,338
Ray Stata	407,462,625	5,149,033	293,177	30,319,338
Andrea F. Wainer	409,099,183	3,268,058	537,594	30,319,338

Proposal 2 – The approval, by non-binding “say-on-pay” vote, of the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in the Proxy Statement.

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
370,540,311	40,019,715	2,344,809	30,319,338

Proposal 3 – The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026.

The shareholders ratified the Company’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
411,253,252	30,848,081	1,122,840

Proposal 4 – Approval of the Amended and Restated Analog Devices, Inc. 2020 Equity Incentive Plan.

The shareholders approved the Amended and Restated Analog Devices, Inc. 2020 Equity Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
394,057,132	17,689,360	1,158,343	30,319,338

Proposal 5 – The approval of the non-binding shareholder proposal regarding special meeting rights.

The shareholders did not approve the non-binding shareholder proposal regarding special meeting rights. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
157,955,203	253,421,562	1,528,070	30,319,338

Item 9.01.     Financial Statements and Exhibits
(d)  Exhibits

Exhibit No.	Description

10.1#	Analog Devices, Inc. Amended and Restated 2020 Equity Incentive Plan.
104	Cover Page Interactive Data File (formatted as inline XBRL).
#	Indicates management contract or compensatory plan, contract or agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 12, 2026	ANALOG DEVICES, INC.
		By:	/s/ Janene I. Asgeirsson
Janene I. Asgeirsson
Senior Vice President, Chief Legal Officer and Corporate Secretary